SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2014

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7722

16445 North 91st St., Suite 103, Scottsdale, Arizona 85260 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 3.02 in our Current Report filed on Form 8-K on January 30, 2014, which disclosure is incorporated herein by reference. As discussed in this earlier disclosure, in January 2014 we sold 10,695,187 new shares of our common stock to Baxter Healthcare SA (BHSA) in exchange for consideration of $10 million (the “Purchase Price”). However, this earlier disclosure should have reference the par value of our common stock to be $0.01 and not $0.001, as our par value was changed following a reverse split of our common stock accomplished in the earlier part of January.

As a result of this January 2014 sale of our common stock to BHSA, the effectuation of the Scheme of Exchange with Xenetic Biosciences Plc. (Xenetic UK) and the reverse split of our common stock, our share capital has changed as follows:

1.	As reported in our Current Report filed on Form 8-K on January 14, 2014, the board of directors and majority of our shareholders approved a reverse stock split of our common stock on a 1 for 10 basis, meaning that each shareholder received 1 new share for each 10 existing shares they held previously. This action reduced our issued and outstanding shares (without changing our authorized shares) from 135,000,000 to 13,500,000, and changed our par value, as mentioned above, from $0.001 to $0.01.

2.	As reported in our Current Report filed on Form 8-K on January 29, 2014, on January 23, 2014 we consummated our Scheme of Arrangement with Xenetic UK and, pursuant to that Scheme of Arrangement, cancelled 10,000,000 shares of our common stock as part of An Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations, previously executed on November 12, 2013 (the “Hive Out Agreement”), and issued 132,545,504 newly-issued shares of our common stock to the former shareholders of Xenetic UK.

As a result, and in combination with the January 2014 sale of our common stock to BHSA, we current have a total of 146,740,691 shares of common stock issued and outstanding.

We plan to issue further information on these transactions on an amended Current Report on Form 8-K with updated business and financial information, including:

(a) Financial statements of our new business;

(b) Pro forma financial information with our new business; and

(c) Current copies of Material Agreements of our new business.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: February 5, 2014

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